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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 27, 1999


                           WESTERN DIGITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   001-08703                  95-264-7125
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


        8105 Irvine Center Drive
          Irvine, California                                        92618
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (949) 932-5000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

        On September 27, 1999, Western Digital Corporation issued a press release announcing a limited voluntary recall concerning one desktop hard drive series.

        A copy of this press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit   Description
-------   -----------
 99.1 Press Release dated September 27, 1999, regarding Western Digital Corporation's announcement of a limited voluntary recall concerning one desktop hard drive series.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 27, 1999                        WESTERN DIGITAL CORPORATION


                                                By: /s/ Michael A. Cornelius
                                                    ----------------------------
                                                    Michael A. Cornelius
                                                    Vice President, Law and
                                                    Administration and Secretary



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